EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), I, Kun Lin Lee, certify that:

1.	The Quarterly Report of ACL Semiconductors Inc. (the “Company”) on Form 10-Q for the quarter ended June 30, 2012 (the “Report”) as filed with the SEC as of the date hereof, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 14, 2012	/s/ Kun Lin Lee
Kun Lin Lee
Chief Financial Officer of ACL Semiconductors Inc.
(Principal financial officer)

This certification has been furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

A signed original of this written statement required by Section 906 has been provided to ACL Semiconductors Inc. and will be retained by ACL Semiconductors Inc. and furnished to the SEC or its staff upon request.